EXHIBIT 23.2

                     INDEPENDENT ACCOUNTANTS' CONSENT



     The Board of Directors
     Guitar Center, Inc.:

     We consent to the use of our report dated February 9, 2000 incorporated herein by reference, which report, based on our audits and the reports of other auditors, is included in the Guitar Center, Inc. 1999 Annual Report on Form 10-K.


     /s/ KPMG LLP

     Los Angeles, California

     June 14, 2000






                                       5